UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ________________
                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 22, 2005
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                              JUNO LIGHTING, INC.
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            (Exact name of registrant as specified in its charter)


         Delaware                     0-11631               36-2852993
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(State or other jurisdiction   (Commission File Number)  (IRS Employer
  of incorporation)                                      Identification Number)


    1300 S. Wolf Road P.O. Box 5065, Des Plaines Illinois           60017-5065
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         (Address of principal executive offices)                  (Zip Code)


Registrant's Telephone Number, including area code   (847) 827-9880
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events
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         On July 22, 2005, Juno Lighting, Inc. ("Juno") and Square D Company
("Parent") received from the Federal Trade Commission notification of early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the entry into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 29, 2005, among Juno, Parent, Hera Acquisition Corp., a wholly-owned subsidiary of Parent, and solely for the purposes of Article IV and Section 9.12 of the Merger Agreement, Schneider Electric SA.

Additional Information and Where to Find It

The proposed transaction will be submitted to Juno's stockholders for their consideration, and Juno will file with the SEC a proxy statement to be used to solicit the stockholders' approval of the proposed transaction, as well as other relevant documents concerning the proposed transaction. JUNO STOCKHOLDERS ARE URGED TO READ JUNO'S PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the proxy statement, as well as other filings containing information about Juno, may be obtained at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request by mail or telephone to Juno Lighting, Inc., 1300 S. Wolf Road, PO Box 5065, Des Plaines, IL 60017-5065, Attention: Chief Financial Officer, Telephone:
847-827-9880.

Participants in Solicitation

Juno and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies from stockholders of Juno in connection with the proposed transaction. Information regarding the interests of such "participants" will be set forth in Juno's proxy statement and the other relevant documents filed with the SEC when they become available. Information regarding certain of these persons and their beneficial ownership of common stock and preferred stock of Juno as of March 15, 2005 is also set forth in the proxy statement for Juno's 2005 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2005, and Juno's annual report on Form 10-K for the fiscal year ended November 30, 2004, which was filed with the SEC on February 25, 2005. These documents are or will be available free of charge, at the SEC's web site, www.sec.gov, and Juno stockholders and investors may obtain free copies of the documents filed with the SEC by Juno (when they are available) from its corporate website at www.junolighting.com or by directing a request by mail or telephone to Juno Lighting, Inc., 1300 S. Wolf Road, PO Box 5065, Des Plaines, IL 60017-5065, Attention: Chief Financial Officer, Telephone: 847-827-9880.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE  July 26, 2005                      BY: /s/ George J. Bilek
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                                         Name:    George J. Bilek
                                         Title:   Executive Vice President and
                                                  Chief Financial Officer